SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                ---------------------------------------

                               FORM 8-K


                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported)
                           November 17, 1994


                        U.S. Trust Corporation
          (Exact name of registrant as specified in Charter)


        New York           0-8709               13-29227955
     (State or other     (Commission         (I.R.S. Employer
     jurisdiction of     File Number)        Identification No.)
     incorporation)

     114 West 47th Street, New York, New York      10036
     (Address of Principal Executive Offices)     Zip Code




     Registrant's telephone number,
     including area code:  (212) 852-1000









                          Page 1 of    pages.

                      Exhibit Index is on page 3

     Item 5.  Other Events

               On November 17, 1994, U.S. Trust Corporation
     ("U.S. Trust") and First Chicago Trust Corporation of New York (the "Rights Agent") entered into Amendment No. 2 to the Shareholder Rights Agreement dated as of January 26, 1988, between U.S. Trust and the Rights Agent, as amended (the "Rights Agreement" and the rights issuable thereunder, the "Rights"), for the purpose of rendering the Rights inapplicable to the Agreement and Plan of Merger (the "Merger Agreement") by and between U.S. Trust and The Chase Manhattan Corporation ("Chase"), dated as of November 18, 1994, pursuant to which Chase will acquire U.S. Trust's institutional custody, mutual funds servicing and unit trust businesses for $363.5 million in Chase common stock.

               A copy of Amendment No. 2 to the Rights Agreement is attached hereto as Exhibit 1 and is incorporated herein by reference.

               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   U.S. TRUST CORPORATION
                                         (Registrant)



                                   /s/ Richard E. Brinkmann
                                   --------------------------
                                   Richard E. Brinkmann
                                   Senior Vice President and
                                   Comptroller


     Dated:  November 29, 1994

                             EXHIBIT INDEX



      Exhibit
      Number                            Description

        1                   Amendment No. 2 to the Shareholder
                            Rights Agreement, dated as of
                            November 17, 1994, by and between
                            U.S. Trust Corporation and First
                            Chicago Trust Corporation of New
                            York